                                                                   Exhibit 10.24
================================================================================



                              Ocean Energy, Inc.

                                      And

                             Subsidiary Guarantors
                                Parties Hereto



                         8 1/4% SENIOR NOTES DUE 2018



                                   INDENTURE



                           Dated as of July 8, 1998


                 Norwest Bank Minnesota, National Association



                                    Trustee



================================================================================

                            CROSS-REFERENCE TABLE/1/


Trust Indenture
  Act Section                                             Indenture Section

310  (a)(1)..........................................................  7.10
     (a)(2)..........................................................  7.10
     (a)(3)..........................................................  N.A.
     (a)(4)..........................................................  N.A.
     (a)(5)..........................................................  7.10
     (b).............................................................  7.10
     (c).............................................................  N.A.
311  (a).............................................................  7.11
     (b).............................................................  7.11
     (c).............................................................  N.A.
312  (a).............................................................  2.05
     (b)............................................................. 11.03
     (c)............................................................. 11.03
313  (a).............................................................  7.06
     (b)(2)..................................................... 7.06, 7.07
     (c)....................................................... 7.06, 11.02
     (d).............................................................  7.06
314  (a).............................................................  4.03
     (a)(4).......................................................... 11.04
     (c)(1)..........................................................  N.A.
     (c)(2)..........................................................  N.A.
     (c)(3)..........................................................  N.A.
     (e)............................................................. 11.05
     (f).............................................................  N.A.
315  (a).............................................................  7.01
     (b).............................................................  7.05
     (c).............................................................  7.01
     (d).............................................................  7.01
     (e).............................................................  6.11
316  (a)(last sentence)..............................................  2.09
     (a)(1)(A).......................................................  6.05
     (a)(1)(B).......................................................  6.04
     (a)(2)..........................................................  N.A.
     (b).............................................................  6.07
     (c).............................................................  2.12
317  (a)(1)..........................................................  6.09
     (a)(2)..........................................................  6.09
     (b).............................................................  2.04
318  (a)............................................................. 11.01
     (b)............................................................. 11.01
     (c)............................................................. 11.01


N.A. means not applicable.


-----------------------------
/1/  This Cross-Reference Table is not part of this Indenture.

                               TABLE OF CONTENTS


                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE


Section 1.01   Definitions.................................................   1
Section 1.02   Other Definitions...........................................  12
Section 1.03   Incorporation by Reference of Trust Indenture Act...........  12
Section 1.04   Rules of Construction.......................................  12

                                  ARTICLE II

                                   THE NOTES

Section 2.01   Form and Dating.............................................  13
Section 2.02   Execution and Authentication................................  14
Section 2.03   Registrar and Paying Agent..................................  15
Section 2.04   Paying Agent to Hold Money in Trust.........................  15
Section 2.05   Holder Lists................................................  15
Section 2.06   Transfer and Exchange.......................................  16
Section 2.07   Replacement Notes...........................................  29
Section 2.08   Outstanding Notes...........................................  29
Section 2.09   Treasury Notes..............................................  30
Section 2.10   Temporary Notes.............................................  30
Section 2.11   Cancellation................................................  30
Section 2.12   Defaulted Interest..........................................  30
Section 2.13   CUSIP Numbers...............................................  31

                                  ARTICLE III

                           REDEMPTION AND PREPAYMENT

Section 3.01   Notices to Trustee..........................................  31
Section 3.02   Notice of Redemption........................................  31
Section 3.03   Effect of Notice of Redemption..............................  32
Section 3.04   Deposit of Redemption Price.................................  32
Section 3.05   Optional Redemption.........................................  32

                                  ARTICLE IV

                                   COVENANTS

Section 4.01   Payment of Principal, Premium, if any, and Interest.........  33
Section 4.02   Maintenance of Office or Agency.............................  33
Section 4.03   Compliance Certificate......................................  34
Section 4.04   Liens.......................................................  34
Section 4.05   Sale/Leaseback Transactions.................................  36
Section 4.06   Purchase of Notes Upon Change of Control....................  37
Section 4.07   Additional Subsidiary Guarantors............................  39

                                   ARTICLE V

                                  SUCCESSORS

Section 5.01   Consolidation, Merger and Sale of Assets....................  40
Section 5.02   Successor Substituted.......................................  40

                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

Section 6.01   Events of Default...........................................  40
Section 6.02   Acceleration; Rescission....................................  42
Section 6.03   Other Remedies..............................................  43
Section 6.04   Waiver of Past Defaults.....................................  43
Section 6.05   Control by Majority.........................................  43
Section 6.06   Limitation on Suits.........................................  44
Section 6.07   Rights of Holders of Notes to Receive Payment...............  45
Section 6.08   Collection Suit by Trustee..................................  45
Section 6.09   Trustee May File Proofs of Claim............................  45
Section 6.10   Priorities..................................................  46
Section 6.11   Undertaking for Costs.......................................  46

                                  ARTICLE VII

                                    TRUSTEE

Section 7.01   Duties of Trustee...........................................  46
Section 7.02   Rights of Trustee...........................................  48
Section 7.03   Individual Rights of Trustee................................  48
Section 7.04   Trustee's Disclaimer........................................  48

Section 7.05   Notice of Defaults..........................................  49
Section 7.06   Reports by Trustee to Holders of the Notes..................  49
Section 7.07   Compensation and Indemnity..................................  49
Section 7.08   Replacement of Trustee......................................  50
Section 7.09   Successor Trustee by Merger, Etc............................  51
Section 7.10   Eligibility; Disqualification...............................  51
Section 7.11   Preferential Collection of Claims Against Company...........  51

                                 ARTICLE VIII

                           DEFEASANCE AND DISCHARGE

Section 8.01   Option to Effect Legal Defeasance or Covenant Defeasance....  52
Section 8.02   Legal Defeasance and Discharge..............................  52
Section 8.03   Covenant Defeasance.........................................  52
Section 8.04   Conditions to Legal or Covenant Defeasance..................  53
Section 8.05   Deposited Money and Government Securities to be Held in
               Trust; Other Miscellaneous Provisions.......................  54
Section 8.06   Repayment to Company........................................  55
Section 8.07   Reinstatement...............................................  55
Section 8.08   Discharge...................................................  56

                                  ARTICLE IX

                       AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01   Without Consent of Holders of Notes.........................  56
Section 9.02   With Consent of Holders of Notes............................  57
Section 9.03   Compliance with Trust Indenture Act.........................  58
Section 9.04   Revocation and Effect of Consents...........................  58
Section 9.05   Notation on or Exchange of Notes............................  58
Section 9.06   Trustee to Sign Amendments, Etc.............................  58

                                   ARTICLE X

                                  GUARANTEES

Section 10.01  Subsidiary Guarantees.......................................  59
Section 10.02  Execution and Delivery of Subsidiary Guarantee..............  60
Section 10.03  Subsidiary Guarantors May Consolidate, Etc., on Certain
               Terms.......................................................  60
Section 10.04  Releases of Subsidiary Guarantees...........................  61
Section 10.05  Limitation on Subsidiary Guarantor Liability; Contribution..  61

Section 10.06  Trustee to Include Paying Agent.............................  62

                                  ARTICLE XI

                                 MISCELLANEOUS

Section 11.01  Trust Indenture Act Controls................................  62
Section 11.02  Notices.....................................................  62
Section 11.03  Communication by Holders of Notes with Other Holders of
               Notes.......................................................  63
Section 11.04  Certificate and Opinion as to Conditions Precedent..........  64
Section 11.05  Statements Required in Certificate or Opinion...............  64
Section 11.06  Rules by Trustee and Agents.................................  64
Section 11.07  No Personal Liability of Directors, Officers, Employees
               and Stockholders............................................  65
Section 11.08  Governing Law...............................................  65
Section 11.09  No Adverse Interpretation of Other Agreements...............  65
Section 11.10  Successors..................................................  65
Section 11.11  Severability................................................  65
Section 11.12  Counterpart Originals.......................................  65
Section 11.13  Table of Contents, Headings, Etc............................  66


EXHIBITS
--------

EXHIBIT A      Form of Note................................................ A-1
EXHIBIT B      Form of Certificate of Transfer............................. B-1
EXHIBIT C      Form of Certificate of Exchange............................. C-1
EXHIBIT D      Form of Supplemental Indenture.............................. D-1

     INDENTURE dated as of July 8, 1998 among Ocean Energy, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors (as defined herein) and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 8 1/4% Senior Notes due 2018, Series A (the "Initial Notes"), and the 8 1/4% Senior Notes due 2018, Series B, issued in the Exchange Offer (the "Exchange Notes" and, together with the Initial Notes, the "Notes"):


                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01   Definitions.

     "Adjusted Net Assets" of a Subsidiary Guarantor at any date shall mean the amount by which the fair value of the properties and assets of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Subsidiary Guarantee, of such Subsidiary Guarantor at such date.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or options or warrants to purchase such equity (but only if exercisable at the date of determination or within 60 days thereof) of a Person shall be deemed to constitute control of such Person.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and CEDEL that apply to such transfer or exchange.

     "Attributable Indebtedness," when used with respect to any Sale/Leaseback Transaction, means, as at the time of determination, the present value (discounted at a rate equivalent to the Company's current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semiannual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

     "Bankruptcy Code" means Title 11, U.S. Code, as amended, or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of such Board, and, with respect to any Restricted Subsidiary, the Board of Directors of such Restricted Subsidiary or any authorized committee of such Board.

     "Business Day" means any day other than a Legal Holiday.

     "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests (however designated) in the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for such equity).

     "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "CEDEL" means Cedel Bank, societe anonyme.

     "Change of Control" means the occurrence of any of the following events:
(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (b) the Company is merged with or into or consolidated with another Person and, immediately after giving effect to the merger or consolidation, (A) less than 50% of the total voting power of the outstanding Voting Stock of the surviving or resulting Person is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by (x) the stockholders of the Company immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of the Company entitled to vote with respect to such merger or consolidation, the stockholders of the Company as of such record date and (B) any "person" or "group" (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act, has become the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the surviving or resulting Person; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the liquidation or dissolution of the Company.

     "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled to (i) if such Person is a corporation, vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Consolidated Net Tangible Assets" means, as of the date of determination, Consolidated Total Assets after deducting therefrom, to the extent included therein (with respect to clauses (i) and (ii), in each case determined on a consolidated basis in accordance with GAAP (without duplication)): (i) unamortized debt discount and expenses; and (ii) goodwill, patents, trademarks, service marks, trade names, copyrights and other items properly classified as intangible assets in accordance with GAAP; and (iii) all liabilities properly classified as current liabilities in accordance with GAAP (except liabilities that, by their terms, are extendible or renewable at the option of the obligor to a date that is 12 months or more after the date on which such current liabilities are determined).

     "Consolidated Total Assets" means, as of any date, the total assets of the Company and its Restricted Subsidiaries that would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such date prepared in accordance with GAAP (without giving effect to any ceiling limitation writedowns after the Issue Date).

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

     "Currency Hedge Obligations" means, at any time as to any Person, the obligations of such Person at such time that were incurred pursuant to any foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in foreign currency exchange rates.

     "Custodian" means any receiver, trustee, assignee, liquidator, sequester or similar official under the Bankruptcy Code.

     "Default" means any event, act or condition that is, or after notice or passage of time or both would be, an Event of Default.

     "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

     "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

     "DTC" means The Depository Trust Company.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Notes" means Notes registered under the Securities Act that are issued under Section 2.06 hereof in exchange for the Initial Notes pursuant to the Exchange Offer.

     "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

     "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "GAAP" means generally accepted accounting principles in the United States as in effect on the Issue Date.

     "Global Note Legend" means the legend set forth in Section 2.06(g)(ii) hereof, which is required to be placed on all Global Notes issued under this Indenture.

     "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(iv) or 2.06(f) hereof.

     "Guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. When used as a verb, "guarantee" shall have a corresponding meaning.

     "Holder" means a Person in whose name a Note is registered.

     "Indebtedness" of any Person at any date means, without duplication (a) all indebtedness or obligations of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit and bid or performance bonds issued by such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than thirty business days following demand for reimbursement, (d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (e) all Capitalized Lease Obligations of such Person, (f) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (g) all Indebtedness of others guaranteed by such Person to the extent of such guarantee and (h) all obligations of such Person in respect of Currency Hedge Obligations, Interest Rate Hedging Agreements and Oil and Gas Hedging Contracts. Notwithstanding anything in this definition to the contrary, production payment liabilities (whether recorded as liabilities or as deferred revenue) shall not constitute Indebtedness.

     "Indenture" means this Indenture, as amended or supplemented from time to time.

     "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

     "Initial Notes" means the $125,000,000 in aggregate principal amount of the Notes initially authenticated and delivered under this Indenture on the Issue Date.

     "Interest Rate Heading Agreements" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

     "Issue Date" means the date on which the Initial Notes are first issued under this Indenture.

     "Legal Holiday" means, a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

     "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, whether or not filed, recorded or otherwise perfected under applicable law, but excluding agreements to refrain from granting Liens. For the purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to such asset; provided, however, that "Lien" shall not include a trust or similar arrangement established for the purpose of defeasing any Indebtedness pursuant to the terms of the instrument evidencing or providing for the issuance of such Indebtedness.

     "Make-Whole Premium" means, in connection with any optional redemption of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of such Note being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semiannual basis, such principal and interest at a rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such redemption) plus 0.20% per annum, from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of such Note being redeemed.

     "Non-U.S. Person" means a person who is not a U.S. Person.

     "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

     "Notes" has the meaning assigned to it in the preamble to this Indenture.

     "Obligations" means any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or its Restricted Subsidiaries whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees (including the Subsidiary Guarantees) and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereof.

     "Ocean Louisiana" means Ocean Energy, Inc., a Louisiana corporation.

     "Offering" means the offering of the Initial Notes by the Company.

     "Offering Memorandum" means the Offering Memorandum of the Company dated July 1, 1998 with respect to the Offering.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any

Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice-President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of Section 11.05 hereof.

     "Oil and Gas Hedging Contracts" means any oil and gas purchase or hedging agreement, and other agreement or arrangement, in each case, that is designed to provide protection against oil and gas price fluctuations.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of
Section 11.05 hereof. The counsel may be an employee of or counsel to the Company or any Subsidiary Guarantor.

     "Pari Passu Indebtedness" means any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Notes.

     "Pari Passu Indebtedness of a Subsidiary Guarantor" means any Indebtedness of such Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter created, incurred, or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Subsidiary Guarantees.

     "Participant" means, with respect to DTC, Euroclear or CEDEL, a Person who has an account with DTC, Euroclear or CEDEL, respectively (and, with respect to DTC, shall include Euroclear and CEDEL).

     "Participating Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Principal Property" means (i) any property owned or leased by the Company or any Restricted Subsidiary and located within the United States of America, any State thereof (including property located off the coast of the United States of America held pursuant to lease from any United

States Federal, State or other governmental body) or Canada that is considered by the Company to be capable of producing oil, gas or other minerals in commercial quantities, (ii) any refinery, smelter or processing or manufacturing plant owned or leased by the Company or any Restricted Subsidiary and located within the United States of America, any State thereof, or Canada, except (A) facilities related thereto employed in transportation, distribution or marketing, and (B) any refinery, smelter or processing or manufacturing plant, or portion thereof, that the Board of Directors determines is not material to the business of the Company and its Restricted Subsidiaries taken as a whole, and (iii) any Capital Stock or Indebtedness issued by a Restricted Subsidiary that owns or leases property of the types described in clauses (i) and (ii) of this definition.

     "Private Placement Legend" means the legend set forth in Section 2.06(g)(i) hereof to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

     "Project Finance Debt" means Indebtedness of an Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary of the Company is directly or indirectly liable (by virtue of the Company's or such Restricted Subsidiary's being the primary obligor, or guarantor of (by way of guarantee, statute, common law or otherwise), or otherwise contractually liable in any respect on, such Indebtedness) and (ii) that is not secured by any assets of the Company or of any of its Restricted Subsidiaries.

     "Purchase Agreement" means the Purchase Agreement dated July 1, 1998 among the Company, Ocean Louisiana and the Initial Purchasers (as defined therein.)

     "QIB" means a "qualified institution buyer" as defined in Rule 144A.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 8, 1998, by and among the Company, Ocean Louisiana and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation S Global Note" means a permanent global Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee.

     "Responsible Officer," when used with respect to the Trustee, means any officer, including, without limitation, any vice president, assistant vice president, assistant treasurer or secretary within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to particular corporate trust matter, any other officer or employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

     "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

     "Restricted Period" means the 40-day distribution compliance period as set forth in Regulation S.

     "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the Issue Date, other than an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 144A Global Note" means the Global Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated under the Securities Act.

     "Sale/Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any of its Restricted Subsidiaries for a period of more than three years of any Principal Property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Significant Subsidiary" means any Restricted Subsidiary the consolidated assets of which comprise in excess of 5% of Consolidated Net Tangible Assets (as shown in the most recent audited consolidated balance sheet of the Company and its Subsidiaries).

     "Stated Maturity" means, when used with respect to any Note or any installment of interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subordinated Indebtedness of a Subsidiary Guarantor" means any Indebtedness of such Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter created, incurred, or assumed, if the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Subsidiary Guarantees.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity, in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries own more than 50% of the total combined voting power of all Common Equity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Restricted Subsidiaries).

     "Subsidiary Guarantee" means any Guarantee of the Notes by any Subsidiary Guarantor pursuant to Article 10 hereof or pursuant to the execution and delivery of a supplemental indenture substantially in the form of Exhibit D hereto.

     "Subsidiary Guarantor" means (i) Ocean Louisiana and (ii) each of the Company's Restricted Subsidiaries that becomes a guarantor of the Notes pursuant to Article 10.01 hereof and executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture, in each case until such time as the Subsidiary Guarantee of such Person is released in accordance with the provisions of Article 10 hereof.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

     "Treasury Yield" means, in connection with the calculation of any Make-Whole Premium on any Note, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) equal to the then remaining maturity of such Note; provided that if no United States Treasury security is available with such a constant maturity and for which a closing yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the closing yields of United States Treasury securities for which such yields are given, except that if the remaining maturity of such Note is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

     "Unrestricted Global Note" means a permanent global Note in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Notes that do not bear the Private Placement Legend.

     "Unrestricted Subsidiary" means (i) Havre Pipeline Company, LLC and Lion GPL, S.A., (ii) any Subsidiary acquired or organized after the Issue Date that is designated as an Unrestricted Subsidiary for purposes of this Indenture by a resolution of the Board of Directors of the Company in accordance with the requirements of this paragraph, and (iii) any Subsidiary of an Unrestricted Subsidiary, in each case until such time as such Subsidiary is designated as a Restricted Subsidiary for purposes of this Indenture by a resolution of the Board of Directors of the Company in accordance with the requirements of this paragraph. The Company may designate any Subsidiary that satisfies the requirements of this paragraph to be an Unrestricted Subsidiary by a resolution of the Board of Directors of the Company if after giving effect to such designation (a) such Subsidiary does not own or hold any Capital Stock of, or any Lien on any property of, the Company or any Restricted Subsidiary and (b) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Project Finance Debt. The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary by a resolution of the Board of Directors of the Company if immediately after giving effect to such designation, no Default or Event of Default has occurred and is continuing.

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

Section 1.02   Other Definitions.

                                                              DEFINED
                                                                IN
                     TERM                                     SECTION
----------------------------------------------------------  -----------

"Change of Control Notice"................................      4.06
"Change of Control Offer".................................      4.06
"Change of Control Purchase Date".........................      4.06
"Change of Control Purchase Price"........................      4.06
"Covenant Defeasance".....................................      8.03
"Event of Default"........................................      6.01
"Funding Guarantor".......................................     10.05
"Legal Defeasance"........................................      8.02
"Paying Agent"............................................      2.03
"Registrar"...............................................      2.03
"U.S. Government Obligations".............................      8.04

Section 1.03   Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes;

     "indenture security holder" means a holder of a Note;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the Notes means the Company and any successor obligor upon the Notes.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04   Rules of Construction.

     Unless the context otherwise requires:

     (1) a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (3)  "or" is not exclusive;

     (4) words in the singular include the plural, and in the plural include the singular;

     (5) provisions apply to successive events and transactions; and

     (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.


                                  ARTICLE II

                                   THE NOTES

Section 2.01   Form and Dating.

     The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof. The Notes may bear notations of Subsidiary Guarantees.

     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

     Notes issued in global form shall be substantially in the form of Exhibit A attached hereto, including the Global Note Legend and the "Schedule of Exchanges in the Global Note" attached thereto. Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto, but without the Global Note Legend and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee, the Depositary or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

     Notes offered and sold in reliance on Regulation S will initially be represented by one or more Regulation S Global Notes which will be registered in the name of Cede & Co., as nominee of DTC, and deposited on behalf of the purchasers of the Notes represented thereby with a custodian for DTC for credit to the respective accounts of the purchasers (or to such other accounts as they may direct) at Euroclear or CEDEL Bank. Prior to the 40th day after the later of the commencement of the Offering and the Issue Date, interests in Regulation S Global Notes may only be held through Euroclear or CEDEL. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

     The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of CEDEL shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by members of, or Participants, in DTC through Euroclear or CEDEL.

Section 2.02   Execution and Authentication.

     Two Officers shall sign the Notes for the Company by manual or facsimile signature.

     If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

     A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

     The Trustee shall, upon a written order of the Company signed by two Officers, authenticate Notes for original issue on the Issue Date up to $125,000,000 aggregate principal amount of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed $125,000,000 except as provided in Section 2.07 hereof. Each Note shall be dated the date of its authentication.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

Section 2.03   Registrar and Paying Agent.

     The Company shall maintain an office or agency within the City and State of New York where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Company initially appoints DTC to act as Depositary with respect to the Global Notes.

     The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

Section 2.04   Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or premium, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05   Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, the Company shall provide to a Responsible Officer of the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA
(S) 312(a).

Section 2.06   Transfer and Exchange.

          (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary for the Global Notes or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion notifies the Trustee in writing that it elects to cause issuance of the Notes in certificated form; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.11 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to Section 2.07 or 2.11 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

          (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs as applicable:

               (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred only to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

               (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Note to a Person who takes delivery thereof in the form of a beneficial interest in the same Global Note), the transferor of such beneficial interest must deliver to the Registrar (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in a Regulation S Global Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture, the Notes and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

              (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of clause (ii) above and the Registrar receives the following:

                     (A) if the transferee will take delivery in the form of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in Item (1) thereof; or

                     (B) if the transferee will take delivery in the form of the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in Item (2) thereof.

              (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of clause (ii) above and:

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D)  the Registrar receives the following:

                          (1) if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (1)(a) thereof;

                          (2) if the Holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in Item (4) thereof; and

                          (3)  in each such case set forth in this subparagraph
          (D), an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with
Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph
(B) or (D) above.

     Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

              (i) If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon receipt by the Registrar of the following documentation:

                   (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in Item (2)(a) thereof;

                   (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (1) thereof;

                   (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (2) thereof;

                   (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(a) thereof;

                   (E) if such beneficial interest is being transferred pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by Item (3) thereof, if applicable;

                   (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(b) thereof; or

                   (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered.
Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

              (ii) Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Global Note may not be (A) exchanged for a Definitive Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to the conditions set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

              (iii) Notwithstanding 2.06(c)(i) hereof, a holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D)  the Registrar receives the following:

                          (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in Item (1)(b) thereof;

                          (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in Item (4) thereof; and

                          (3)  in each such case set forth in this subparagraph
          (D), an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

              (iv) If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Private Placement Legend. A beneficial interest in an Unrestricted Global Note cannot be exchanged for a Definitive Note bearing the Private Placement Legend or transferred to a Person who takes delivery thereof in the form of a Definitive Note bearing the Private Placement Legend.

          (d)  Transfer and Exchange of Definitive Notes for Beneficial
Interests.

               (i) If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Definitive

     Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                     (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (2)(b) thereof;

                     (B) if such Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (1) thereof;

                     (C) if such Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (2) thereof;

                     (D) if such Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(a) thereof;

                     (E) if such Definitive Note is being transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(b) thereof; or

                     (F) if such Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in Item (3)(c) thereof, the Trustee shall cancel the Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of subparagraph (A) above, the appropriate Restricted Global Note and, in the case of subparagraph (B) above, the 144A Global Note, and, in the case of subparagraph (C) above, the Regulation S Global Note.

              (ii) A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D)  the Registrar receives the following:

                          (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (1)(c) thereof;

                          (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in Item (4) thereof; and

                          (3)  in each such case set forth in this subparagraph
          (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Definitive Notes are being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

Upon satisfaction of the conditions of any of the subparagraphs in this
Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

              (iii) A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

              (iv) If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an

     Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with
     Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above.

          (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 2.06(e).

               (i) Restricted Definitive Notes may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

                     (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in Item (1) thereof;

                     (B) if the transfer will be made pursuant to Rule 903 or Rule 904 of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in Item (2) thereof; and

                     (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by Item (3) thereof, if applicable.

              (ii) Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D)  the Registrar receives the following:

                          (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (1)(b) thereof;

                          (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in Item (4) thereof; and

                          (3)  in each such case set forth in this subparagraph
          (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Definitive Note is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

              (iii) A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request for such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof. Unrestricted Definitive Notes cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Definitive Note.

          (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of (A) an authentication order in accordance with Section 2.02 hereof and (B) an Opinion of Counsel opining as to the enforceability of the Exchange Notes and the Guarantees thereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Exchange Notes or (z) Persons who are affiliates (as defined in Rule 144) of the Company and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrent with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

          (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

               (i)   Private Placement Legend.

                     (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES (1) NOT TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DAY ON WHICH OCEAN ENERGY, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT IS ACQUIRING SUCH SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (2) THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY

SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFER TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON AND IS ACQUIRING THE NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                     (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(iv), (c)(ii),
          (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) of this
          Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

              (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE 2 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

          (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee, the Note Custodian or the Depositary at the direction of the Trustee, to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note, by the Trustee, the Note Custodian or by the Depositary at the direction of the Trustee, to reflect such increase.

          (i)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.10, 4.15 and 9.05 hereof).

               (iii) The Registrar shall not be required to register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

              (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

              (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

              (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

              (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a transfer or exchange may be submitted by facsimile.

Section 2.07   Replacement Notes.

     If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

     Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08   Outstanding Notes.

     The Notes outstanding at any time are all the Notes authenticated and delivered by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

     If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

     If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

     If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09   Treasury Notes.

     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

Section 2.10   Temporary Notes.

     Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by two Officers of the Company. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.

     Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11   Cancellation.

     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return such canceled Notes to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12   Defaulted Interest.

     If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall promptly notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13   CUSIP Numbers.

     The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III

                           REDEMPTION AND PREPAYMENT

Section 3.01   Notices to Trustee.

     If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.05 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before such redemption date, an Officers' Certificate setting forth the matters described in Section 3.02 hereof.

Section 3.02   Notice of Redemption.

               Not less than 30 and not more than 60 days before such redemption date, the Company shall mail or cause to be mailed, by first class mail, postage prepaid, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

     The notice shall identify the Notes (including CUSIP numbers) to be redeemed and shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c)  the name and address of the Paying Agent;

          (d) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (e) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

          (f) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

          (g) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

     At the Company's request, the Trustee shall give the notice of redemption in the name and at the expense of the Company; provided, however, that the Company shall have delivered to the Trustee, at least 40 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.03   Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.02 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price.

Section 3.04   Deposit of Redemption Price.

     No later than 10:00 a.m. New York City time on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

     If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

Section 3.05   Optional Redemption.

          (a) The Notes will be subject to redemption at any time at the option of the Company, in whole but not in part, at a redemption price equal to the sum of (a) an amount equal to 100% of the principal amount thereof and (b) the Make-Whole Premium, together with accrued and unpaid interest to the date fixed for redemption. In no event will such redemption price ever be less than 100% of the principal amount of the Notes plus accrued interest to the date of redemption.

          (b) Any redemption pursuant to this Section 3.05 shall be made pursuant to the provisions of Sections 3.01 through 3.04 hereof.

                                  ARTICLE IV

                                   COVENANTS

Section 4.01   Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holders of Notes that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

Section 4.02   Maintenance of Office or Agency.

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes, the Subsidiary Guarantees and this Indenture may be served. The office of the Trustee, maintained on behalf of the Trustee by DTC and located at 55 Water Street, New York, NY 10041, shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the aforementioned office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or recission and any change in the location of any such other office or agency.

Section 4.03   Compliance Certificate.

          (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company and within 45 days after the end of each of the first, second and third quarters of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal quarter or fiscal year, as applicable, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate shall comply with TIA Section 314(a)(4). For purposes of this
Section 4.03(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b) The Company and the Subsidiary Guarantors shall, so long as any of the Notes are outstanding, deliver to the Trustee, within 10 days of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.04   Liens.

          (a) The Company will not, and will not permit any Restricted Subsidiary of the Company to, issue, assume or guarantee any Indebtedness for borrowed money secured by any Lien on any Principal Property now owned or hereafter acquired by the Company or such Restricted Subsidiary without making effective provision whereby any and all Notes then or thereafter outstanding will be secured by a Lien equally and ratably with any and all other obligations thereby secured for so long as any such obligations shall be so secured. The foregoing restriction will not, however, apply to the Company and its Restricted Subsidiaries with respect to:

               (i) Liens existing on the Issue Date or provided for pursuant to agreements (and terms thereof) existing on the Issue Date securing Indebtedness (A) existing on the Issue Date or (B) to be incurred under agreements existing on the Issue Date;

               (ii) Liens on property (and all improvements, additions and accessions thereto and all proceeds thereof) securing (A) all or any portion of the cost of exploration, drilling, development, operation or maintenance of such property or the cost of acquiring, constructing, altering, improving or repairing such property or improvements used or to be used in connection with such property (including the cost of financing such actions) or

     (B) Indebtedness incurred by the Company or any Restricted Subsidiary to provide funds for the activities set forth in clause (A) above;

               (iii) Liens securing Indebtedness owed by a Restricted Subsidiary to the Company or to any other Restricted Subsidiary or by the Company to any Restricted Subsidiary that is a Subsidiary Guarantor;

               (iv) Liens on the property of any Person existing at the time such Person becomes a Restricted Subsidiary and not incurred as a result of (or in connection with or in anticipation of) such Person becoming a Restricted Subsidiary, provided that such Liens do not extend to or cover any property of the Company or any of its Restricted Subsidiaries other than the property encumbered at the time such Person becomes a Restricted Subsidiary, all improvements, additions and accessions thereto and all proceeds thereof;

               (v) Liens affecting property existing at the time it becomes property of the Company or a Restricted Subsidiary, all improvements, additions and accessions thereto and all proceeds thereof;

               (vi) Liens on any property securing (A) Indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or (B) Indebtedness issued or guaranteed by the United States or any State thereof or any department, agency or instrumentality of either;

               (vii) Any Lien extending, renewing or replacing (or successive extensions, renewals or replacements of) any Lien of any type permitted under clauses (i) through (vi) above, provided that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed or replaced and that the principal amount of Indebtedness secured thereby shall not exceed the sum of (A) the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, (B) any additional Indebtedness incurred to pay the cost of altering, improving or repairing such property and (C) any expenses of the Company and its Restricted Subsidiaries (including any premium) incurred in connection with any such extension, renewal or replacement; and

               (viii) Other Liens (exclusive of any Lien of any type otherwise permitted under clauses (i) through (vii) above or paragraph (b) below) securing Indebtedness for borrowed money of the Company or any of its Restricted Subsidiaries in an aggregate principal amount that, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to Section 4.05(a) hereof (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (i) through (vii) above of this Section 4.04(a) or Section 4.04 (b) below), does not at the time such Indebtedness is incurred exceed 15% of Consolidated Net

     Tangible Assets (as shown in the most recent audited consolidated balance sheet of the Company and its Restricted Subsidiaries).

          (b) The following types of transactions will not be prohibited or otherwise limited by the foregoing covenant: (i) the sale, granting of Liens with respect to, or other transfer of, oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or of such oil, gas or other minerals; (ii) the sale or other transfer of any other interest in property of the character commonly referred to as a production payment, overriding royalty, forward sale or similar interest; (iii) the entering into of Currency Hedge Obligations, Interest Rate Hedging Agreements or Oil and Gas Hedging Contracts but Liens securing any Indebtedness for borrowed money that is related to any Interest Rate Hedging Agreement shall not be permitted hereby unless otherwise permitted under this Section 4.04; and (iv) the granting of Liens in favor of the United States, any State thereof or any foreign government or any subdivision, department, agency, organization or instrumentality of any of the foregoing to secure partial, progress, advance or other payments or other obligations pursuant to the provisions of any contract or statute, or in favor of any other Person to secure obligations in connection with any letters of credit, bank guarantees, bonds or surety obligations required or requested by any such governmental authority in connection with any contract or statute.

Section 4.05   Sale/Leaseback Transactions.

     The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with any Person (other than the Company or a Restricted Subsidiary) unless either:

          (a) the Company or such Restricted Subsidiary would be entitled to incur Indebtedness, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a Lien on the property subject to such Sale/Leaseback Transaction pursuant to Section 4.04 hereof without equally and ratably securing the Notes pursuant to such
Section 4.04; or

          (b) such Sale/Leaseback Transaction occurs within 180 days from the date of acquisition of such Principal Property or the date of the completion of construction or commencement of full operations of such Principal Property, whichever is later; or

          (c) after the Issue Date and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Company or a Restricted Subsidiary shall have expended for property used or to be used in the business of the Company and its Restricted Subsidiaries an amount equal to all or a portion of the net proceeds from such Sale/Leaseback Transaction and the Company shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so expended and so designated to be applied as set forth in Section 4.05(d) below); or

          (d) the Company or a Restricted Subsidiary, during the 12-month period after the effective date of such Sale/Leaseback Transaction, shall have applied to the voluntary repayment, repurchase, redemption, defeasance or other acquisition or retirement ("retirement") of Notes, any Pari Passu Indebtedness, any Pari Passu Indebtedness of a Subsidiary Guarantor or any Indebtedness of a Restricted Subsidiary that is not a Subsidiary Guarantor ("Retired Indebtedness") an amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction and
(ii) the fair value, as determined by the Board of Directors of the Company, of such property at the time of entering into such Sale/Leaseback Transaction (in either case reduced to reflect the remaining term of the lease and any amount expended by the Company or a Restricted Subsidiary as set forth in Section 4.05(c) above), less an amount equal to the principal amount of such Retired Indebtedness voluntarily retired within such 12-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Company or any Restricted Subsidiary during such period.

Section 4.06   Purchase of Notes Upon Change of Control.

          (a) Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase all of the then outstanding Notes (a "Change of Control Offer"), and shall purchase, on a business day (the "Change of Control Purchase Date") not more than 70 nor less than 30 days following the Change of Control, all of the then outstanding Notes validly tendered pursuant to such Change of Control Offer, at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date.

          (b) The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the Change of Control Purchase Date. The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer at the same purchase price, at the same times and otherwise in substantial compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

          (c) Not later than the 30th day following any Change of Control, the Company shall give to the Trustee and each Holder of the Notes, in the manner provided in Section 11.02, a notice (the "Change of Control Notice") stating:

                     (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Notes, or portion thereof, at the Change of Control Purchase Price;

                     (2) any information regarding such Change of Control required to be furnished pursuant to Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder;

                     (3) the Change of Control Purchase Date which shall be on a Business Day and no earlier than 30 days nor later than 70 days from the date the Change of Control occurred;

                     (4) that any Note, or portion thereof, not tendered or accepted for payment will continue to accrue interest;

                     (5) that unless the Company defaults in depositing money with the Paying Agent in accordance with the last paragraph of clause
          (d) of this Section 4.06, or payment is otherwise prevented, any Note, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

                     (6) the instructions a Holder must follow in order to have its Notes repurchased in accordance with paragraph (d) of this Section.

          (d) Holders electing to have Notes purchased will be required to surrender such Notes to the Company at the address specified in the Change of Control Notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the certificate number(s) and principal amount of the Notes delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Notes purchased. Holders whose Notes are purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

              On the Change of Control Purchase Date, the Company shall (i) accept for payment Notes or portions thereof tendered pursuant to a Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered, and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted. The Paying Agent shall promptly mail or deliver to Holders of the Notes so tendered payment in an amount equal to the purchase price for the Notes, and the Company will promptly execute and the Trustee will promptly authenticate and mail or make available for delivery to such Holders a new Note equal in principal amount to any unpurchased portion of the Note which any such Holder did not surrender for purchase. The Company shall announce the results of a Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date. For purposes of this Section 4.06, the Trustee will act as the Paying Agent.

          (e) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Notes as described above.

Section 4.07   Additional Subsidiary Guarantors.

          (a) The Company shall not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to guarantee the payment of any Indebtedness of the Company unless (i) (A) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture substantially in the form of Exhibit D hereto, providing for a Subsidiary Guarantee of the Notes by such Restricted Subsidiary and (B) with respect to any guarantee of subordinated indebtedness by a Restricted Subsidiary, any such guarantee shall be subordinated to such Restricted Subsidiary's Subsidiary Guarantee; (ii except to the extent contemplated by Section 10.05 hereof, such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee until such time as the obligations guaranteed thereby are paid in full; and (ii such Restricted Subsidiary shall deliver to the Trustee an Opinion of Counsel to the effect that such Subsidiary Guarantee has been duly executed and authorized and constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity; provided that this paragraph (a) shall not be applicable to any guarantee of any Restricted Subsidiary that (x) existed at the time such Person became a Restricted Subsidiary of the Company and (y) was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary of the Company.

          (b) The Company may from time to time, at its option, nominate any Restricted Subsidiary as an additional Subsidiary Guarantor. Any such Restricted Subsidiary shall execute and deliver a supplemental indenture to this Indenture agreeing to guarantee the Notes. At the election of the Company, such Subsidiary Guarantee may contain such release provisions as the Company may deem appropriate (including, without limitation, release provisions of the type in paragraph (c) below).

          (c) Notwithstanding the foregoing paragraph (a) and the other provisions of this Indenture, any Subsidiary Guarantee incurred by a Restricted Subsidiary pursuant to this Section 4.07 may, at the election of the Company, provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale or other disposition of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (ii the merger of such Restricted Subsidiary into the Company or any other Restricted Subsidiary (provided the surviving Restricted Subsidiary assumes the Subsidiary Guarantee) or the liquidation and dissolution of such Restricted Subsidiary; or (ii the release or discharge of the guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such guarantee.

          (d) Unless specified to the contrary in a supplemental indenture hereto, any Subsidiary Guarantee incurred by a Restricted Subsidiary pursuant to this Section 4.07 shall be deemed to provide for the release and discharge thereof as contemplated by Sections 4.07(c) and 10.04 hereof.

                                   ARTICLE V

                                  SUCCESSORS

Section 5.01   Consolidation, Merger and Sale of Assets.

     The Company will not (A) consolidate with or merge with any Person, or (B) sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets (each an "asset disposition") to any Person, unless: (i) either
(a) in the case of any such consolidation or merger, the Company is the continuing Person or (b) the Person formed by or surviving such consolidation or merger (if other than the Company), or to which such asset disposition shall be made (collectively, the "Successor"), is organized and existing under the laws of the United States, any political subdivision thereof or any State thereof or the District of Columbia, and assumes by supplemental indenture all the obligations of the Company under this Indenture and the Notes; and (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing.

Section 5.02   Successor Substituted.

     Upon any consolidation, merger or the Company asset disposition in accordance with Section 5.01 hereof, the Successor shall be substituted for the Company (so that from and after the date of such consolidation, merger or asset disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the Successor and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and, in the case of an asset disposition, the Company will thereafter be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

Section 6.01   Events of Default.

     An "Event of Default" occurs if:

          (a) default in the payment of the principal of or premium, if any, on any of the Notes, whether such payment is due at maturity, upon redemption, upon repurchase pursuant to a Change of Control Offer, upon acceleration or otherwise; or

          (b) default in the payment of any installment of interest on any of the Notes, when it becomes due and payable, and the continuance of such default for a period of 30 days; or

          (c) the failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 4.06 hereof; or

          (d) the Company or any Subsidiary Guarantor shall fail to perform or observe any other term, covenant or agreement contained in the Notes, any Subsidiary Guarantee or this Indenture (other than a default specified in (a), (b) or (c) above) for a period of 60 days after written notice of such failure requiring the Company to remedy the same shall have been given (i) to the Company by the Trustee or (ii) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding; or

          (e) the occurrence and continuation beyond any applicable grace period of any default in the payment of the principal of (or premium, if any, on) or interest on any Indebtedness of the Company or any Restricted Subsidiary for money borrowed (other than the Notes and the Subsidiary Guarantees) when due, or any other default causing acceleration of any Indebtedness of the Company or any Restricted Subsidiary for money borrowed, provided that the aggregate principal amount of such Indebtedness shall exceed the greater of (i) $20 million and (ii) 5% of Consolidated Net Tangible Assets (as shown in the most recent audited balance sheet of the Company and its Subsidiaries); provided further that any such default is not cured or waived or any such acceleration is not rescinded, or such debt is not repaid, within a period of 20 days after a written notice thereof to the Company as provided in Section 11.02 of this Indenture; or

          (f) any Subsidiary Guarantee shall for any reason cease to be, or be asserted by the Company or any Subsidiary Guarantor, as applicable, not to be, in full force and effect, enforceable in accordance with its terms (except pursuant to the release of any such Subsidiary Guarantee in accordance with this Indenture); or

          (g) final judgments or orders rendered against the Company or any Restricted Subsidiary that are unsatisfied and that require the payment in money, either individually or in an aggregate amount, that exceed the coverage under applicable insurance policies by the greater of (i) $20 million and (ii) 5% of Consolidated Net Tangible Assets (as shown in the most recent audited balance sheet of the Company and its Subsidiaries), and either (x) commencement by any creditor of an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (y) the occurrence of a 60-day period during which a stay of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

          (h) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) adjudging the Company, any Subsidiary Guarantor or any Significant Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company, any Subsidiary Guarantor or any Significant Subsidiary under any applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary or of a substantial part of their consolidated assets, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (i) the commencement by the Company, any Subsidiary Guarantor or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company, any Subsidiary Guarantor or any Significant Subsidiary to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company, any Subsidiary Guarantor or any Significant Subsidiary of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company, any Subsidiary Guarantor or any Significant Subsidiary or of any substantial part of their consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company, any Subsidiary Guarantor or any Significant Subsidiary in furtherance of any such action.

Section 6.02   Acceleration; Rescission.

     If any Event of Default (other than as specified in clause (h) or (i) of Section 6.01 above) occurs and is continuing, the Trustee, by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, by written notice to the Trustee and the Company may declare the principal of, premium, if any, and accrued interest on all the then outstanding Notes due and payable immediately. Upon any such declaration, the Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (h) or (i) of Section 6.01 hereof occurs, the principal of, premium, if any, and accrued interest on all the then outstanding Notes shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

     After a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the then outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (a) the Company or any Restricted Subsidiary has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Notes, (iii) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate borne by the Notes which has become due otherwise than by such declaration of acceleration; (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (c) all Events of Default, other than the nonpayment of principal of, premium, if any, and interest on the Notes that has become due solely by such declaration of acceleration, have been cured or waived.

Section 6.03   Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04   Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the then outstanding Notes may on behalf of the Holders of all the Notes waive any existing Default or Event of Default hereunder and its consequences, except a Default or Event of Default

          (a) in respect of the payment of the principal of, or premium, if any, or interest on any Note, or

          (b)  in respect of a covenant or provision hereof which under
Article IX hereof cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

     Upon any such waiver, such Default or Event of Default shall cease to exist for every purpose under this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.05   Control by Majority.

     Subject to the provisions of Section 7.02 hereof, the Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability. Subject to the provisions of Section 7.01 hereof, in case an Event of Default shall occur and be continuing, the Trustee is not under any obligation to exercise any of its rights or powers hereunder at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity.

     If a Default or an Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 60 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of, premium, if any, or interest on the Notes, the Trustee may withhold the notice to the Holders of such Notes if a committee of its trust officers in good faith determines that withholding the notice is in the best interests of the Holders.

Section 6.06   Limitation on Suits.

     A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

          (a) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least 25% in aggregate principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

          (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (e) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 6.07   Rights of Holders of Notes to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08   Collection Suit by Trustee.

     If an Event of Default specified in Section 6.01(a) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09   Trustee May File Proofs of Claim.

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10   Priorities.

     If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     First:  to the Trustee, its agents and attorneys for amounts due under
Section 7.07 hereof, including payment of all compensation, expense, and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

     Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

     Third: to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

Section 6.11   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the cost of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.
This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                  ARTICLE VII

                                    TRUSTEE

Section 7.01   Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b)  Except during the continuance of an Event of Default:

               (i) The Trustee need perform only those duties that are specifically set forth in this Indenture and the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee. To the extent of any conflict between the duties of the Trustee hereunder and under the TIA, the TIA shall control.

               (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02   Rights of Trustee.

          (a) The Trustee may conclusively rely upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

Section 7.03   Individual Rights of Trustee.

     The Trustee, any Paying Agent, any authenticating agent or registrar in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04   Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05   Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 60 days after the occurrence thereof. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on the Notes, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interests of the Holders of the Notes.

Section 7.06   Reports by Trustee to Holders of the Notes.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA (S)313(a) (but if no event described in TIA
(S)313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA
(S)313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA (S)313(c).

     A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA (S)313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange or delisted therefrom.

Section 7.07   Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the parties shall agree from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify each of the Trustee and any predecessor Trustee against any and all losses, liabilities, claims, damages or expenses (including taxes other than taxes based upon the income or gross receipts of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability, claim, damage or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (h) or (i) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under the Bankruptcy Code.

     The Trustee shall comply with the provisions of TIA (S) 313(b)(2) to the extent applicable.

Section 7.08   Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.10 hereof,

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

          (c) a custodian or public officer takes charge of the Trustee or its property; or

          (d)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10 hereof, such Holder of a Note may, at the expense of the Company, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in
Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09   Successor Trustee by Merger, Etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10   Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)310(a)(1), (2) and (5). The Trustee is subject to TIA (S)310(b).

Section 7.11   Preferential Collection of Claims Against Company.

     The Trustee is subject to TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). A Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated therein.

                                  ARTICLE VII

                           DEFEASANCE AND DISCHARGE

Section 8.01   Option to Effect Legal Defeasance or Covenant Defeasance.

     The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article VIII.

Section 8.02   Legal Defeasance and Discharge.

     Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company and the Subsidiary Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied
(hereinafter, "Legal Defeasance").   For this purpose, Legal Defeasance means
that the Company and the Subsidiary Guarantors shall be deemed (i) to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of
Section 8.07 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and (ii) to have satisfied all their respective other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the obligations of the Company with respect to Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the respective obligations of the Company in connection therewith and (d) this Article VIII. Subject to compliance with this
Article VIII, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03   Covenant Defeasance.

     Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company and the Subsidiary Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from their obligations under the covenants contained in Sections 4.03 - 4.07 hereof and Articles V and X hereof and the Defaults and Events of Default contained in Sections 6.01(c), (e), (f) and (g) hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not to be "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such provisions but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company and the Subsidiary Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such provision, whether directly or indirectly, by reason of any reference elsewhere herein to any such provision or by reason of any reference in any such provision to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

Section 8.04   Conditions to Legal or Covenant Defeasance.

     In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company or any Subsidiary Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article VIII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, and premium, if any, and interest on the outstanding Notes on the Stated Maturity (or redemption date, if applicable) of such principal, premium, if any, or installment of interest; provided that the Trustee shall have been irrevocably instructed in writing by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Notes. Before such a deposit, the Company may give to the Trustee, in accordance with Section 3.02 hereof, a notice of its election to redeem all of the outstanding Notes at a future date in accordance with Article III hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

          (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

          (e) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any Subsidiary Guarantor is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit; and

          (f) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which taken together, state that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05 Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

     Subject to Section 8.06 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 or 8.08 hereof shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal, premium, if any, and interest but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 8.04 or 8.08 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

     Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Obligations held by it as provided in
Section 8.04 or 8.08 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance, Covenant Defeasance or discharge.

Section 8.06   Repayment to Company.

     Subject to applicable escheat and abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 8.07   Reinstatement.

     If the Trustee or Paying Agent is unable to apply any U.S. dollars or U.S. Government Obligations in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or
8.03 hereof, as the case may be;

provided, however, that, if the Company or any Subsidiary Guarantor makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

Section 8.08   Discharge.

     This Indenture will cease to be of further effect (except for (1) the rights of Holders to receive the trust funds described in clause (i)(B) of this Section, and (2) the provisions described in Section 8.02, clauses (b), (c) and
(d)) when (i) either (A) all outstanding Notes theretofore authenticated and issued (other than destroyed, lost or stolen Notes that have been replaced or paid) have been delivered to the Trustee for cancellation; or (B) all outstanding Notes not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) will become due and payable at their Stated Maturity within one year or (z) are to be called for redemption within one year, and the Company has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to Holders in the case of clause (x)) in trust for such purpose cash or U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash, or a combination thereof that will be sufficient to pay and discharge the entire indebtedness on the Notes for principal and any interest to the date of such deposit (in the case of Notes which have become due and payable), or for principal, premium, if any, and interest to the Stated Maturity or the Redemption Date, as the case may be; or (C) the Company has fulfilled such other means of discharge; (ii) the Company has paid all other sums payable by it; and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel relating to such matters.

                                  ARTICLE IX

                       AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01   Without Consent of Holders of Notes.

     Notwithstanding Section 9.02 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a
Note: (a) to cure any ambiguity, omission, defect or inconsistency, (b) to provide for the assumption of the obligations of the Company or any Subsidiary Guarantor under this Indenture by a Successor upon the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or such Subsidiary Guarantor, (c) to provide for uncertificated Notes in addition to or in place of certificated Notes, (d) to provide any security for Notes, (e) to reflect the release of any Subsidiary Guarantor from its Subsidiary Guarantee, or the addition of any Subsidiary of the Company as a Subsidiary Guarantor, in the manner provided in this Indenture, (f) to comply with any requirement to effect or maintain the qualification of this Indenture under the TIA, (g) to add covenants or Events of Default, (h) to establish the form or terms of Notes or (i) to make any change that does not adversely affect the interests of any Holder of Notes in any material respect.

     Upon the request of the Company relating to the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.02   With Consent of Holders of Notes.

     Except as provided below in this Section 9.02, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture with the consent of the Holders of a majority in principal amount of the outstanding Notes affected thereby; provided, however, that no such amendment or supplement may, without the consent of the Holder of each outstanding Note affected thereby, (i) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Note; (iii) reduce the principal of or premium on or change the stated maturity of, any Note; (iv) reduce the premium, if any, payable upon redemption of any Note; (v) change the currency or currency unit of payment of principal of, premium (if any) or any interest on any Note; (vi) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or any interest on, any Note; (vii) waive a continuing Default or Event of Default in payment of principal of, premium (if any) or any interest on, any Note; or (viii) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or modify any provisions or definitions with respect thereto.

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by a Responsible Officer of the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

     It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture with respect to the Notes, except a continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on, any Note or in respect of a provision that under this Indenture cannot be modified or amended without the consent of the Holder of each outstanding Note.

Section 9.03   Compliance with Trust Indenture Act.

     Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04   Revocation and Effect of Consents.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05   Notation on or Exchange of Notes.

     The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company, in exchange for all Notes, may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06   Trustee to Sign Amendments, Etc.

     The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article IX if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE X

                                  GUARANTEES

Section 10.01  Subsidiary Guarantees.

     Subject to Section 10.05 hereof, any Restricted Subsidiary that is or becomes a Subsidiary Guarantor shall, jointly and severally, unconditionally guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes and the Obligations of the Company hereunder and thereunder, that:

          (a) the principal of, premium, if any, and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal, premium, if any (to the extent permitted by law), and interest on any interest, if any, on the Notes, and all other payment Obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full and performed, all in accordance with the terms hereof and thereof; and

          (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise.

     Failing payment when so due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the Subsidiary Guarantees, and shall entitle the Holders to accelerate the Obligations of the Subsidiary Guarantors hereunder in the same manner and to the same extent as the Obligations of the Company. The Subsidiary Guarantors shall agree that their Obligations hereunder shall be unconditional, irrespective of the validity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor shall waive diligence, presentment, demand of payment, notice of acceleration, notice of intent to accelerate, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and shall covenant that its Subsidiary Guarantee will not be discharged except by complete performance of the Obligations contained in the Notes and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors, or any Note Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, the Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor shall agree that it shall not be entitled to, and shall waive, any right to exercise any right of subrogation in relation to the Holders in respect of any Obligations guaranteed by the Subsidiary Guarantee, except as provided under Section 10.05 hereof. Each Subsidiary Guarantor shall further agree that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand,
(x) the maturity of the Obligations guaranteed by the Subsidiary Guarantee may be accelerated as provided in Article 6 hereof for the purposes of its Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of its Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor pursuant to
Section 10.05 after the Notes and the Obligations hereunder shall have been paid in full to the Holders under the Subsidiary Guarantees.

          Pursuant to Section 4.07 hereof, the Company may, and in certain circumstances shall be obligated to, cause Restricted Subsidiaries that are not Subsidiary Guarantors to become Subsidiary Guarantors.

Section 10.02  Execution and Delivery of Subsidiary Guarantee.

     To evidence its Subsidiary Guarantee set forth in Section 10.01 hereof, each Subsidiary Guarantor shall execute and deliver this Indenture or a supplemental indenture substantially in the form of Exhibit D hereto, which supplemental indenture shall be executed on behalf of such Subsidiary Guarantor, by manual or facsimile signature, by an Officer of such Subsidiary Guarantor.

     Each Subsidiary Guarantor shall agree that its Subsidiary Guarantee set forth in Section 10.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

     If an officer who shall have signed this Indenture or a supplemental indenture no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

     The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the notation of Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

Section 10.03  Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

          (a) Except as set forth in Articles IV and V hereof, nothing contained in this Indenture shall prohibit a merger between a Subsidiary Guarantor and another Subsidiary Guarantor or a merger between a Subsidiary Guarantor and the Company.

          (b) Subject to Section 10.04 hereof, no Subsidiary Guarantor may consolidate or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person unless (i) the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) assumes all the obligations of such Subsidiary Guarantor pursuant to a supplemental indenture, in a form reasonably satisfactory to the Trustee, under the Notes and this Indenture, and (ii) immediately after such transaction, no Default or Event of Default exists.

          (c) In the case of any such consolidation or merger and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and substantially in the form of Exhibit D hereto, of the Subsidiary Guarantee, such successor Person shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor.

Section 10.04  Releases of Subsidiary Guarantees.

     In the event of a sale or other disposition of all or substantially all of the assets of any Subsidiary Guarantor, or a sale or other disposition of all of the Capital Stock or other ownership interests of any Subsidiary Guarantor, in each case by way of merger, consolidation or otherwise, then such Subsidiary (in the event of such a sale or other disposition of all the Capital Stock or other ownership interests of such Subsidiary) or such Subsidiary and the Person acquiring the property (in the event of such a sale or other disposition of all or substantially all of the assets of such Subsidiary) will be released and relieved of any obligations under its Subsidiary Guarantee. If, at any time while any of the Notes remain outstanding, none of the Company's then outstanding Indebtedness (other than Notes) is guaranteed by a Subsidiary Guarantor, such Subsidiary Guarantor shall be automatically and unconditionally released, discharged and relieved of any obligations under its Subsidiary Guarantee (which shall be terminated and cease to have any force and effect).
In addition, pursuant to Section 4.07 hereof, any Subsidiary Guarantee incurred after the Issue Date may contain such release provisions as may be set forth in the supplemental indenture evidencing the assumption by such Subsidiary Guarantor of the Subsidiary Guarantee obligations under this Indenture.

Section 10.05  Limitation on Subsidiary Guarantor Liability; Contribution.

     Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or fraudulent conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities (including, but not limited to, Guarantor Senior Indebtedness) of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to this Section 10.05, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law. This Section 10.05 is for the benefit of the creditors of each Subsidiary Guarantor.

     In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (if any) in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Subsidiary Guarantor's obligations with respect to its Subsidiary Guarantee.

Section 10.06  Trustee to Include Paying Agent.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in each case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article 10 in place of the Trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

Section 11.01  Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S)318(c), the imposed duties shall control.

Section 11.02  Notices.

     Any notice or communication by the Company, and Subsidiary Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

     If to the Company or any Subsidiary Guarantor:

               Ocean Energy, Inc.
               1201 Louisiana, Suite 1400
               Houston, Texas 77002-5603
               Telecopy:  (713) 653-5024

     If to the Trustee:

               Norwest Bank Minnesota, National Association
               Sixth and Marquette
               Minneapolis, Minnesota 55479-0069
               Attention: Corporate Trust Operations
               Telecopy: (612) 667-9825

     The Company, any Subsidiary Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA (S) 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 11.03  Communication by Holders of Notes with Other Holders of Notes.

     Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA
(S) 312(c).

Section 11.04  Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 11.05  Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall comply with the provisions of TIA (S) 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 11.06  Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.07 No Personal Liability of Directors, Officers, Employees and Stockholders.

     No past, present or future director, officer, employee, incorporator, partner, member or stockholder of the Company or any Subsidiary Guarantor, or of any member, partner or stockholder of any such entity, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture or the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 11.08  Governing Law.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF, SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

Section 11.09  No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.10  Successors.

     All agreements of the Company and the Subsidiary Guarantors in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 11.11  Severability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.12  Counterpart Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.13  Table of Contents, Headings, Etc.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                          [Signatures Page(s) Follow]

                                  SIGNATURES



Dated as of July 8, 1998



                                       ISSUER:


                                       Ocean Energy, Inc.,
                                       a Delaware corporation



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       SUBSIDIARY GUARANTOR:


                                       Ocean Energy, Inc.,
                                       a Louisiana corporation



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       TRUSTEE:


                                       Norwest Bank Of Minnesota, National
                                          Association



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A


                                (Face of Note)

                                                           CUSIP No. 674812 AJ 1

                   8 1/4% Series [A/B] Senior Notes due 2018

No.                                                              $
   --------                                                       -------------

                              Ocean Energy, Inc.

promises to pay to


or registered assigns,


the principal sum of


Dollars on July 1, 2018.


Interest Payment Dates: January 1 and July 1


Record Dates: December 15 and June 15


                                       Ocean Energy, Inc.




                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:


This is one of the Global
Notes referred to in the
within-mentioned Indenture:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as Trustee



By:                                    Dated:
   -------------------------------           ----------------------------------

                                (Back of Note)


                         8 1/4% Senior Notes due 2018


[Insert the Global Note Legend, if applicable, pursuant to the provisions of the
                                  Indenture]


[Insert the Private Placement Legend, if applicable, pursuant to the provisions of the Indenture]

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. Interest. Ocean Energy, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8 1/4% per annum, from July 8, 1998 until maturity. The Company will pay interest semi-annually in arrears on January 1 and July 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be January 1, 1999. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the rate borne on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the December 15 or June 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest, and except that, in the case of interest payable at the maturity of the principal hereof, interest shall be paid to the Person to whom principal is paid. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within the City and State of New York, or, at the option of the Company, payment of principal, premium, if any, and interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders or by wire transfer in the case of Notes held in book-entry form. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. Paying Agent and Registrar. Initially, Norwest Bank of Minnesota, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Notes under an Indenture dated as of July 8, 1998 (as amended and supplemented from time to time, the "Indenture") between the Company, the Subsidiary Guarantors parties thereto and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $125,000,000 in aggregate principal amount.

     5.   Optional Redemption.

          (a) The Notes will be subject to redemption at any time at the option of the Company, in whole but not in part, at a redemption price equal to the sum of (a) an amount equal to 100% of the principal amount thereof and (b) the Make-Whole Premium, together with accrued and unpaid interest to the date fixed for redemption. In no event will such redemption price ever be less than 100% of the principal amount of the Notes plus accrued interest to the date of redemption.

          (b) Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Article III of the Indenture. Notice of redemption will be mailed at least 30 days but not more than 60 days before a redemption date to each Holder whose Notes are to be redeemed at its registered address. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption.

     6. Mandatory Redemption. Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

     7. Purchase of Notes upon Change of Control. Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase all of the then outstanding Notes (a "Change of Control Offer"), and shall purchase, on a business day (the "Change of Control Purchase Date") not more than 70 nor less than 30 days following the Change of Control, all of the then outstanding Notes validly tendered pursuant to such Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date.

     8. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000.
The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     9. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

     10. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to (a) to cure any ambiguity, omission, defect or inconsistency,
(b) to provide for the assumption of the obligations of the Company or any Subsidiary Guarantor under the Indenture by a Successor upon the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or such Subsidiary Guarantor, (c) to provide for uncertificated Notes in addition to or in place of certificated Notes, (d) to provide any security for Notes, (e) to reflect the release of any Subsidiary Guarantor from its Subsidiary Guarantee, or the addition of any Subsidiary of the Company as a Subsidiary Guarantor, in the manner provided in the Indenture,
(f) to comply with any requirement to effect or maintain the qualification of the Indenture under the TIA, (g) to add covenants or Events of Default, (h) to establish the form or terms of Notes or (i) to make any change that does not adversely affect the interests of any Holder of Notes in any material respect.

     11.  Defaults and Remedies.  Events of Default include:

          (a) default in the payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption, upon repurchase pursuant to a Change of Control Offer, upon acceleration or otherwise;

          (b) default in the payment when due of interest on the Notes and such default continues for a period of 30 days;

          (c) failure by the Company to make or consummate a Change of Control Offer in accordance with the provisions of the Indenture;

          (d) failure by the Company or any Subsidiary Guarantor to observe or perform any other term, covenant, or agreement in the Indenture, the Notes or any Subsidiary Guarantee (other than a default specified in paragraphs (a), (b) and (c) above) for 60 days after notice to (i) the Company by the Trustee or
(ii) the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding;

          (e) default beyond any applicable grace period with respect to the principal of, premium, if any or interest on any Indebtedness of the Company or any Restricted Subsidiary for money borrowed (other than the Notes or the Subsidiary Guarantees) when due, or any other default causing acceleration of any Indebtedness of the Company or any Restricted Subsidiary for money borrowed, provided that the aggregate principal amount of such Indebtedness shall exceed the greater of (i) $20 million and (ii) 5% of Consolidated Net Tangible Assets; provided further that any such default is not cured or waived or any such acceleration is not rescinded, or such debt is not repaid, within a period of 20 days after a written notice thereof to the Company as provided in the Indenture;

          (f) any Subsidiary Guarantee ceases to be, or is asserted by the Company or any Subsidiary Guarantor not to be, in effect (except in accordance with the Indenture);

          (g) final judgments or orders rendered against the Company or any Restricted Subsidiary that are unsatisfied and that require the payment in money, either individually or in an aggregate amount, that exceed the coverage under applicable insurance policies by the greater of (i) $20 million and (ii) 5% of Consolidated Net Tangible Assets (as shown in the most recent audited balance sheet of the Company and its Subsidiaries), and either (x) commencement by any creditor of an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (y) the occurrence of a 60-day period during which a stay of such judgment or order, by reason of pending appeal or otherwise, was not in effect;

          (h) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) adjudging the Company, any Subsidiary Guarantor or any Significant Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company, any Subsidiary Guarantor or any Significant Subsidiary under any applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary or of a substantial part of their consolidated assets, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (i) the commencement by the Company, any Subsidiary Guarantor or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company, any Subsidiary Guarantor or any Significant Subsidiary to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company, any Subsidiary Guarantor or any Significant Subsidiary of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company, any Subsidiary Guarantor or any Significant Subsidiary or of any substantial part of their consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company, any Subsidiary Guarantor or any Significant Subsidiary in furtherance of any such action.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal and interest on the Notes or to enforce the performance of any provision of the Notes or the Indenture.

     12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. No Recourse Against Others. A director, officer, employee, incorporator, partner, member or stockholder, of the Company or any Subsidiary of the Company or any Subsidiary Guarantor, as such, shall not have any liability for any obligations of the Company under the Notes, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     14. Authentication. This Note shall not be valid until authenticated by the manual signature of a Responsible Officer of the Trustee or an authenticating agent.

     15. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

     16. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of June 8, 1998, between the Company and the parties named on the signature pages thereof, as amended from time to time (the "Registration Rights Agreement").

     17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

               Ocean Energy, Inc.
               1201 Louisiana, Suite 1400
               Houston, Texas 77002-5603
               Telecopy:  (713) 653-5024

IF THE NOTES ARE GUARANTEED BY ONE OR MORE SUBSIDIARY GUARANTORS, THE FOLLOWING MAY BE INSERTED IN THE NOTES:

                       NOTATION OF SUBSIDIARY GUARANTEE

     Subject to the limitations set forth in the Indenture, the Subsidiary Guarantors (as defined in the Indenture) have, jointly and severally, unconditionally guaranteed the Notes to the extent set forth in the Indenture. Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

     The obligations of each Subsidiary Guarantor are limited as set forth in the Indenture.

     Any Subsidiary Guarantor may be released from its Subsidiary Guarantee upon the terms and subject to the conditions provided in the Indenture.

     The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                       [SUBSIDIARY GUARANTOR]




                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                ASSIGNMENT FORM



     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)



and irrevocably appoint
                       ---------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.



--------------------------------------------------------------------------------

Date:

Your Signature:
               -----------------------------------------------------------------
                  (Sign exactly as your name appears on the face of this Note)


                              SIGNATURE GUARANTEE




                                  ----------------------------------------------
                                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                      OPINION OF HOLDER TO ELECT PURCHASE



     If you want to elect to have this Note purchased by the Company pursuant to
Section 4.06 of the Indenture, check the following box: [_]

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.06 of the Indenture, state the amount you elect to have purchased: $
             -------------

Date:


Your Signature:
               -----------------------------------------------------------------
                  (Sign exactly as your name appears on the face of the Note)


Tax Identification No.:
                       ---------------------------------------------------------


                              SIGNATURE GUARANTEE





                                  ----------------------------------------------
                                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

           SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE/*/




     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                    PRINCIPAL AMOUNT        SIGNATURE OF
                         AMOUNT OF              AMOUNT OF          OF THIS GLOBAL NOTE       AUTHORIZED
                        DECREASE IN            INCREASE IN           FOLLOWING SUCH         SIGNATORY OF
                      PRINCIPAL AMOUNT       PRINCIPAL AMOUNT         DECREASE (OR        TRUSTEE OR NOTE
 DATE OF EXCHANGE    OF THIS GLOBAL NOTE    OF THIS GLOBAL NOTE        INCREASE)             CUSTODIAN
------------------  ---------------------  ---------------------  ---------------------  -----------------

















-----------------------------
/*/This should be included only if the Note is issued in global form.

                                                                       EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER



Ocean Energy, Inc.
1201 Louisiana, Suite 1400
Houston, Texas 77002-5603
Attention: Robert K. Reeves, Executive Vice President


Norwest Bank Minnesota,
   National Association
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention:  Corporate Trust Operations


     Re:  8 1/4% Senior Notes due 2018


     Reference is hereby made to the Indenture, dated as of July 8, 1998 (as amended and supplemented from time to time, (the "Indenture"), between Ocean Energy, Inc., as issuer (the "Company"), the Subsidiary Guarantors parties thereto and Norwest Bank Minnesota, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ____________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such in such Note[s] specified in Annex A hereto, in the principal amount of $__________ in such Note[s] or interests (the "Transfer"), to ____________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                            [CHECK ALL THAT APPLY]


     1. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

     2. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

     3. [_] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a)  [_]   such Transfer is being effected pursuant to and in
accordance with Rule 144 under the Securities Act;

                                      or

          (b)  [_]   such Transfer is being effected to the Company or a
subsidiary thereof;

                                      or

          (c)  [_]   such Transfer is being effected pursuant to an effective
registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

     4. [_] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

          (a)  [_]   CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer
is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

          (b)  [_]   CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The
transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

          (c)  [_]   CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The
Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


----------------------------------
[Insert Name of Transferor]

By:
   -------------------------------
   Name:
   Title:


Dated:

                      ANNEX A TO CERTIFICATE OF TRANSFER



     1.   The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

          (a)  [_]   a beneficial interest in the:

               (i)     [_]  144A Global Note (CUSIP __________), or

               (ii)    [_]  Regulation S Global Note (CUSIP _________); or

          (b)  [_]   a Restricted Definitive Note.

     2.   After the Transfer the Transferee will hold:

                                  [CHECK ONE]

          (a)  [_]   a beneficial interest in the:

               (i)     [_]  144A Global Note (CUSIP __________), or

               (ii)    [_]  Regulation S Global Note (CUSIP __________), or

               (iii)   [_]  Unrestricted Global Note (CUSIP __________); or

          (b)  [_]   a Restricted Definitive Note.

          (c)  [_]   an Unrestricted Definitive Note,

     in accordance with the terms of the Indenture.

                                                                       EXHIBIT C



                        FORM OF CERTIFICATE OF EXCHANGE



Ocean Energy, Inc.
1201 Louisiana, Suite 1400
Houston, Texas 77002-5603
Attention: Robert K. Reeves, Executive Vice President


Norwest Bank of Minnesota,
   National Association
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: Corporate Trust Operations


     Re:             8 1/4%  Senior Notes due 2018
                            (CUSIP No. 674812 AJ 1)


     Reference is hereby made to the Indenture, dated as of July 8, 1998 (the "Indenture"), between Ocean Energy, Inc., as issuer (the "Company"), the Subsidiary Guarantors named therein and Norwest Bank Minnesota, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ____________________ (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $__________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

     1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

          (a)  [_]   CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b)  [_]   CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c)  [_]   CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficiary interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d)  [_]   CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

          (a)  [_]   CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

          (b)  [_]   CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO
BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the


                                  [CHECK ONE]



[_]  144A Global Note                              [_]  Regulation S Global Note


with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       [Insert Name of Owner]


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:





Dated:_______________, _____

                                                                       EXHIBIT D



                        FORM OF SUPPLEMENTAL INDENTURE



     SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _______________, _____ among Ocean Energy, Inc., a Delaware corporation (the "Company"), [Existing Subsidiary Guarantors, if any,] [Subsidiary Guarantor] (the "New Subsidiary Guarantor"), and Norwest Bank Minnesota, National Association, as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Indenture (as defined below).

                               W I T N E S E T H


     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended and supplemented from time to time, the "Indenture"), dated as of July 8, 1998, providing for the issuance of an aggregate principal amount of $125,000,000 of 8 1/4% Senior Notes due 2018 (the "Notes");

     WHEREAS, Section 4.07 and Article X of the Indenture provide that under certain circumstances the Company may or must cause certain of its subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such subsidiaries shall unconditionally guarantee all of the Company's Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the New Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1. Agreement to Guarantee. Subject to Section 10.05 of the Indenture, the New Subsidiary Guarantor hereby, jointly and severally with all other Subsidiary Guarantors, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes and the Obligations of the Company under the Notes or under the Indenture, that: (a) the principal of, premium, if any, and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on overdue principal, premium, if any (to the extent permitted by law), and interest on any interest, if any, on the Notes and all other payment Obligations of the Company to the Holders or the Trustee under the Indenture or under the Notes will be promptly paid in full and performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when so due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately.

     The obligations of the Subsidiary Guarantors to the Holders and to the Trustee pursuant to this Supplemental Indenture and the Indenture are expressly set forth in Article X of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. The terms of
Article X of the Indenture are incorporated herein by reference. This Subsidiary Guarantee is subject to release as and to the extent provided in Sections 4.07(c), 4.07(d) and 10.04 of the Indenture.

     2. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, partner, member, shareholder or agent of the New Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

     3. New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

     4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Subsidiary Guarantor.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:


                                       OCEAN ENERGY, INC., a Delaware
                                          corporation



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       [NEW SUBSIDIARY GUARANTOR]



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       [EXISTING SUBSIDIARY GUARANTORS,
                                          IF ANY]



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as
                                          Trustee



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title: